UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21707

PRESIDIO FUNDS

 (Exact name of registrant as specified in charter)

3717 Buchanan Street, Suite 200

San Francisco, CA                                     94123

(Address of principal executive offices)                               (Zip code)

Kevin C. O’Boyle

Presidio Fund

3717 Buchanan Street, Suite 200

San Francisco, CA 94123

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 441-3034

Date of fiscal year end: April 30

Date of reporting period: April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Presidio Fund

Annual Report

April 30, 2008

PRESIDIO FUNDS

1-800-595-3166

www.presidiofunds.com

June 4, 2008

Dear Shareholder:

This annual shareholder report covers the fiscal year ended April 30, 2008.

Performance

Presidio Fund's net asset value on April 30, 2008 was $13.50. On December 27, 2007, the Fund made its first dividend distribution of $.07134 per share, all in the form of long-term capital gains. As of April 30, 2008, 87.5% of the Fund's assets were invested in equities, 12.5% in net cash* in the form of U.S Treasury bills and a U.S. Treasury bill money market fund. Total net assets amounted to $68,262,431.

Since inception, Presidio Fund has achieved a 41.82% total return, which represents a 12.36% compounded annual rate of return. By comparison, the Dow Jones Wilshire 5000 Index returned 28.54%; 8.74% compounded annually. We are very pleased to report that when Presidio Fund first became eligible for a Morningstar rating on May 31, 2008, the Fund was awarded a 5-star rating.**

At April 30 2008, the weighted-average market capitalization of the Fund's investments approximated $9.24 billion, while the median market capitalization approximated $944 million. Large cap stocks (>$10B market capitalization) comprised approximately 16% of Fund assets, mid-cap stocks 21% ($1.5B-$10B market capitalization), and small-cap stocks (<$1.5B market capitalization) 50.5%.

During the six-month period ended April 30, 2008, U.S. stock market indices declined significantly until March 17, 2008, with the S&P 500 down almost 18% for the period on that date. This decline stemmed largely from the lock-up of global credit markets in the wake of the recognition of severe credit losses by lenders, which likely prompted de-leveraging in   certain parts of the investment community. Just before March 17, 2008, the Federal Reserve facilitated J.P. Morgan's acquisition of Bear Stearns by guaranteeing $29 billion worth of assets held by Bear Stearns. The Federal Reserve also began to lend directly to investment banks for the first time on an open-ended basis, with loans able to be collateralized by assets of dubious quality. U.S. stock market indices then commenced a rally that has continued through the date of this report. Nonetheless, stock indices remained far below their respective peaks attained in October 2007. During the six months ended April 30, 2008, Presidio Fund's net asset value declined 8.15%, while the Dow Jones Wilshire 5000 Index declined 9.80% and the Russell 2000 Index dropped 12.92%.

For the full fiscal year ended April 30, 2008, Presidio Fund's net asset value decreased 3.65%. During this twelve month period, the Dow Jones Wilshire 5000 Index declined 4.87%, while the Russell 2000 Index fell 10.96%. Small-cap stocks underperformed other equity categories for the second consecutive fiscal year. For the full fiscal year 2008, the broader Dow Jones Wilshire 5000 Index also outperformed large cap stocks, as reflected by the S&P 500 Index.

Investment Highlights

Presidio Fund's best-performing investments for the six-month period ended April 30, 2008 were in the basic materials (agriculture, energy, and precious metals) and industrial sectors. These sectors were the only ones, in aggregate, to generate positive returns for Presidio Fund during the period - with industrial products up just slightly.

2008 Annual Report 1

It should be noted that UAP Holdings was acquired by a large fertilizer producer, but given the run-up in valuations in the agriculture sector since the deal was announced, it is not entirely clear that this acquisition helped performance. In the energy sector, we replaced our successful investment in Murphy Oil with Linn Energy - an out-of-favor oil and gas master  limited partnership with a high dividend yield.

The Fund's technology investments (excluding software and telecommunications equipment) and insurance company investment suffered only small losses, in aggregate. The technology sector's performance was boosted by the announced acquisition of Synplicity by a larger competitor, but hurt by poor performance at Sun Microsystems. Our retail investments turned in a mixed performance. Casual Male's business did not fare well, and the stock's valuation plummeted. We sold Casual Male, as well as Gap and Family Dollar Stores. We increased our investment in JoAnn Stores, and established a small position in Pier One Imports. Both of these investments have increased significantly in value since the recent purchases.

Presidio Fund's worst-performing investments during the six month period ended April 30, 2008 were in the capital goods, telecommunications, and software sectors. X-Rite was the worst performer due to increased investor concerns about its heavily leveraged balance sheet in the midst of a deteriorating business environment, as well as recent executive management turnover. We sold this position along with Avid Technology and Cutera - other investments in the capital goods sector which have not succeeded in gaining traction with business   improvements. Sprint Nextel, Motorola, and Nortel continued to struggle with their businesses, and we also sold those small portfolio positions.

Market Environment

Since the Federal Reserve's dramatic actions in the first calendar quarter of 2008, global credit market conditions have improved somewhat. But in response, as we warned in our last shareholder letter, the dollar's purchasing power accelerated its decline.

The "credit bubble", which we believe was enabled by a historically low federal funds rate  earlier this decade, appears to have set the global economy on an inflationary path.  Broad-based inflation is now accelerating, and we believe that the Federal Reserve's most recent actions have exacerbated this trend. In our opinion, the actions most recently taken by the Fed that have facilitated further inflation are the provision of new reserves to an expanded universe of lenders: 1) at negative real rates of inflation (that is at nominal rates below the inflation rate), and 2) in exchange for very questionable collateral that may not be worth as much as the new reserves provided. We believe these actions have weakened the dollar further. A weaker dollar results in inflation globally, because many important countries, including China and certain Middle Eastern countries, have pegged their currencies to the  dollar. To combat inflation, these countries can sever their currency pegs, while we believe that the U.S. must tighten its own monetary policy and ensure that banks and other lending institutions maintain adequate capital to support their business activities.

Given this inflationary backdrop, Presidio Fund maintained its exposure to the energy and precious metals sectors. But, the nuanced view of the consumer that we expressed in our last letter was probably too sanguine. At the margin, we now expect that generally higher consumer prices will hurt consumer demand for all discretionary items. We have adjusted Presidio Fund's portfolio in accordance with this reassessment, although we maintain positions in consumer companies with strong franchises and/or strong management, such as Carter's and Newell Rubbermaid; as well as certain retailers.

2008 Annual Report 2

Meanwhile, despite the large amount of losses already recognized, lending institutions continue to drag their feet in recognizing the full magnitude of their losses. This is evidenced by continued use of optimistic housing market assumptions, and the burgeoning amount of assets that are being marked to model rather than to market. Consequently, the flow of credit will likely remain constrained for some time. Demand for goods which require financing should therefore remain under pressure for a while.

Conclusion

Our investment strategy remains unchanged. However, we have increased our focus on companies that have strong balance sheets and/or generate sufficient free cash flow in "worst-case" scenarios to service existing debt, have businesses with global reach, and possess secular growth opportunities even in a challenging business environment. We also are increasing our emphasis on finding companies that have made it a priority to deliver value to shareholders through significant dividend payments, share repurchases, and/or strategic actions. Finally, we expect to gradually increase portfolio concentration.

In closing, we would like to extend a warm welcome to new Fund shareholders, and thank continuing shareholders for your continued support and trust. Such support provides stability in turbulent markets that is very helpful to the investment process. During the past fiscal year, Presidio Fund's net assets increased, despite the reported NAV decline, due to additional shareholder investments. Most U.S. equity mutual funds suffered significant withdrawals    during this same time period. We hope to reward your confidence in the years to come.

Sincerely,

Kevin O'Boyle

President

*Net cash represents cash equivalents and other assets less liabilities.

**For funds with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. An overall rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating Metrics as of the date stated. As of 5/31/08 the number of funds in the Small Blend category tracked by Morningstar was 545 for the 3 year period and Overall Ranking.  As of 5/31/08 Presidio Fund did not have a 5 or 10 year rating.

Performance data quoted represents past performance. Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling 1-800-595-3166.  Investors should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and is available upon request by calling 1-800-595-3166 or by visiting www.presidiofunds.com. Please obtain and carefully read the prospectus before investing.

2008 Annual Report 3

Presidio Fund

PERFORMANCE INFORMATION

April 30, 2008 NAV $13.50

Average annual rate of return (%) for periods ended April 30, 2008.

Since

1 Year(A)                   Inception(A)

Presidio Fund                                      (3.65)%

12.36%

Dow Jones Wilshire 5000 Index(B)

(4.87)%

              8.74%

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Presidio Fund was May 3, 2005.

(B) The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity   securities with readily available price data.  Over 5,000 capitalization weighted security returns are used to adjust the index.  The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2008 Annual Report 4

Presidio Fund

By Industry Sectors Based on Percent of Net Assets

(Unaudited)

*Net Cash represents cash equivalents and other assets less liabilities.

Proxy Voting Guidelines

(Unaudited)

KCO Investments, Inc., the Fund’s Adviser, is responsible for exercising the voting rights   associated with the securities held by the Fund.  A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.presidiofunds.com or is also available without charge, upon request, by calling our toll free number (1-800-595-3166). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-595-3166). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2008 Annual Report 5

Availability of Quarterly Schedule of Investments

(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Expense Example

(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and services fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on October 31, 2007 and held through April 30, 2008.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of  investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                                                       Expenses Paid

                                                         Beginning                   Ending                 During the Period*

                                                     Account Value           Account Value           October 31, 2007

                                      October 31, 2007          April 30, 2008             to April 30, 2008

Actual                                   $1,000.00                   $918.53                          $7.16

Hypothetical                          $1,000.00                  $1,017.40                         $7.52

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2008 Annual Report  6

Presidio Fund

		Schedule of Investments
		April 30, 2008

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Aerospace/Defense
58,200	Argon ST, Inc. *	$ 1,071,462	1.57%

Basic Materials
69,800	Central Fund of Canada (Canada)	837,600
11,100	Goldcorp, Inc. (Canada)	396,492
12,800	Newmont Mining Corp.	565,888
		1,799,980	2.64%

Business Services
47,700	Aftermarket Technology Corp. *	1,092,807
10,900	FTI Consulting, Inc. *	697,600
80,500	ICT Group, Inc. *	879,865
49,848	IKON Office Solutions, Inc.	545,836
91,100	Learning Tree International, Inc. *	1,624,313
		4,840,421	7.09%

Capital Goods
65,500	FARO Technologies, Inc. *	2,308,220
84,300	Flow International Corp. *	845,529
		3,153,749	4.62%

Consumer Products
80,800	Carters, Inc. *	1,142,512
20,000	Liz Claiborne, Inc.	353,800
48,300	Helen of Troy Ltd. *	816,753
50,100	Inter Parfums, Inc.	1,450,896
56,700	Newell Rubbermaid, Inc.	1,164,051
71,000	Quiksilver, Inc. *	690,830
		5,618,842	8.23%

Energy
30,000	Linn Energy, LLC	657,300
17,200	Occidental Petroleum Corp.	1,431,212
12,200	Whiting Petroleum Corp. *	933,544
44,400	Willbros Group, Inc. *	1,602,396
		4,624,452	6.77%

Healthcare Capital Equipment
66,300	Abaxis, Inc. *	1,689,324
73,000	Cardiac Science Corp. *	659,190
55,500	Omnicell, Inc. *	667,110
15,700	ZOLL Medical Corp. *	524,066
		3,539,690	5.19%

Healthcare Products and Services
45,500	Advanced Medical Optics, Inc. *	955,500
78,600	Boston Scientific Corp. *	1,047,738
16,400	Cardinal Health, Inc.	853,948
38,500	CONMED Corp. *	982,520
74,000	eResearchTechnology, Inc. *	901,320
		4,741,026	6.95%

Industrial Products
72,000	Gentex Corp.	1,344,960
88,200	Jabil Circuit, Inc.	959,616
46,200	Molex, Inc.	1,311,156
21,000	Weyerhaeuser Co.	1,341,480
35,000	Zebra Technologies Corp. CL A *	1,286,250
		6,243,462	9.15%

Insurance and Insurance Brokers
21,000	Mercury General Corp.	1,047,690	1.53%

Media
83,700	News Corp. CL A	1,498,230	2.19%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  7

Presidio Fund

	Schedule of Investments
	April 30, 2008

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Retail
46,100	Advance Auto Parts, Inc.	$ 1,598,748
36,000	Jo-Ann Stores, Inc. *	681,840
111,000	Pier 1 Imports, Inc. *	865,800
		3,146,388	4.61%

Software
53,300	Callidus Software, Inc. *	278,226
206,700	Compuware Corp. *	1,558,518
92,000	Sonic Solutions *	845,480
21,600	SPSS, Inc. *	912,384
		3,594,608	5.27%

Technology
293,800	Advanced Analogic Technologies, Inc. *	2,033,096
48,700	Broadcom Corp. *	1,264,252
10,000	Cognex Corp.	252,000
69,300	Eagle Test Systems, Inc. *	836,451
41,500	Power Integrations, Inc. *	1,293,555
49,925	Sun Microsystems, Inc. *	781,825
265,000	Synplicity, Inc. *	2,109,400
93,700	Volterra Semiconductor Corp. *	1,411,122
		9,981,701	14.62%

Telecommunications Equipment
40,100	EMS Technologies, Inc.*	1,036,986
69,100	Radyne Corp. *	538,980
206,200	TTI Team Telecom International Ltd. (Israel) *	457,764
		2,033,730	2.98%

Total for Common Stocks (Cost $51,723,584)		56,935,431	83.41%

EXCHANGE TRADED FUNDS
8,200	Market Vectors Global Agribusiness ETF *	481,750
13,800	Market Vectors Gold Miners ETF	601,680
19,600	streetTRACKS Gold Shares *	1,698,340
Total for Exchange Traded Funds (Cost $2,111,632)		2,781,770	4.08%

GOVERNMENT BILLS
2,000,000	US Treasury Bill, 2.35%, 05/01/2008	1,999,872
1,000,000	US Treasury Bill, 1.25%, 06/19/2008	998,489
2,000,000	US Treasury Bill, 1.33%, 07/03/2008	1,994,936
Total for Government Bills (Cost $4,993,297)		4,993,297	7.31%

Cash Equivalents
2,327,925	Fidelity Treasury Only Class I 1.80% **	2,327,925	3.41%
	(Cost - $2,327,925)

	Total Investments	67,038,423	98.21%
	(Cost - $61,156,438)

	Other Assets in Excess of Liabilities	1,224,008	1.79%

	Net Assets	$ 68,262,431	100.00%

*Non-Income Producing Securities.

** Variable rate security; the coupon rate shown

represents the rate at April 30, 2008.

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report 8

Presidio Fund

Statement of Assets and Liabilities
April 30, 2008

Assets:
Investment Securities at Market Value	$ 67,038,423
(Identified Cost - $61,156,438)
Cash	3,804
Receivables:
Securities Sold	1,443,590
Fund Shares Sold	33,135
Dividends and Interest	17,472
Total Assets	68,536,424
Liabilities
Payables:
Administrative Fees	28,032
Management Fees	56,065
Securities Purchased	189,896
Total Liabilities	273,993
Net Assets	$ 68,262,431
Net Assets Consist of:
Paid In Capital	$ 62,385,289
Realized Loss on Investments - Net	(4,843)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	5,881,985
Net Assets, for 5,056,359 Shares Outstanding	$ 68,262,431
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price (Note 2)
Per Share ($68,262,431/5,056,359 shares)	$ 13.50
Minimum Redemption Price Per Share ($13.50 * 0.98) (Note 2)	$ 13.23

Statement of Operations
For the year ended April 30, 2008

Investment Income:
Dividends (Net of foreign withholding tax of $238)	$ 295,096
Interest	338,606
Total Investment Income	633,702
Expenses:
Administrative Fees (Note 3)	348,385
Management Fees (Note 3)	696,819
Total Expenses	1,045,204

Net Investment Loss	(411,502)

Realized and Unrealized Gain (Loss) from Investments:
Net Realized Gain from Investments	2,242,903
Net Change In Unrealized Depreciation from Investments	(4,535,544)
Net Realized and Unrealized Loss from Investments	(2,292,641)

Net Decrease in Net Assets Resulting from Operations	$ (2,704,143)

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  9

Presidio Fund

Statement of Changes in Net Assets
	For the year	For the year
	ended	ended
	April 30, 2008	April 30, 2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (411,502)	$ (221,810)
Net Realized Gain (Loss) from Investments	2,242,903	1,347,227
Unrealized Appreciation (Depreciation) on Investments	(4,535,544)	6,033,051
Net Increase (Decrease) in Assets Resulting from Operations	(2,704,143)	7,158,468

Distributions to Shareholders from realized gains	(3,449,342)	0

Capital Share Transactions:
Proceeds From Sale of Shares	19,700,285	24,591,691
Proceeds From Redemption Fees (Note 2)	6,308	1,037
Shares Issued on Reinvestment of Dividends	3,335,771	0
Cost of Shares Redeemed	(12,322,736)	(4,282,353)
Net Increase from Shareholder Activity	10,719,628	20,310,375

Total Increase	4,566,143	27,468,843

Net Assets at Beginning of Period	63,696,288	36,227,445
Net Assets at End of Period (includes undistributed net	$ 68,262,431	$ 63,696,288
investment loss of $0 and $0, respectively)

Share Transactions:
Issued	1,360,326	1,874,352
Reinvested	236,244	0
Redeemed	(868,388)	(332,882)
Net increase in shares	728,182	1,541,470
Shares outstanding beginning of period	4,328,177	2,786,707
Shares outstanding end of period	5,056,359	4,328,177

Financial Highlights
Selected data for a share of capital stock	For the year	For the year	For the period
outstanding throughout the period:	ended	ended	ended
	April 30, 2008	April 30, 2007	April 30, 2006*
Net Asset Value -
Beginning of Period	$ 14.72	$ 13.00	$ 10.00
Net Investment Loss ****	(0.08)	(0.06)	(0.07)
Net Gains or Losses on Securities
(realized and unrealized)	(0.43)	1.78	3.07
Total from Investment Operations	(0.51)	1.72	3.00

Less Distributions from realized gains	(0.71)	0.00	0.00

Net Asset Value -
End of Period	$ 13.50	$ 14.72	$ 13.00
Total Return *****	(3.65)%	13.23%	30.00%	***

Ratios/Supplemental Data

Net Assets - End of Period (Thousands)	$ 68,262	$ 63,696	$ 36,227

Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	**
Ratio of Net Income to Average Net Assets	-0.59%	-0.47%	-0.59%	**

Portfolio Turnover Rate	84.14%	57.55%	29.50%

* May 3, 2005 (Commencement of investment operations) through April 30, 2006.
** Annualized *** Not annualized.
**** Per share amounts were calculated using the average shares method.
***** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders.

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  10

NOTES TO FINANCIAL STATEMENTS

PRESIDIO FUND

APRIL 30, 2008

1.) ORGANIZATION

Presidio Fund (the "Fund") is a non-diversified series of the Presidio Funds (the "Trust"), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized in Ohio as a business trust on January 22, 2004, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on May 3, 2005. The Fund’s investment adviser is KCO Investments, Inc. (the “Adviser”). The Fund's investment objective is long-term growth of capital.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market generally are valued at the last quoted sale price. Lacking a last sale price, a security is generally valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee. During the fiscal year ended April 30, 2008 proceeds from redemption fees were $6,308.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.The Fund does not isolate that portion of the results of operations resulting from changes in

2008 Annual Report  11

Notes to the Financial Statements - continued

foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

RECLASSIFICATIONS:

In accordance with SOP-93-2, the Fund has recorded a reclassification in the capital account.  As of April 30, 2008, the Fund has recorded a permanent book/tax difference of $411,502 from net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

2008 Annual Report  12

Notes to the Financial Statements - continued

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NEW ACCOUNTING PRONOUNCEMENTS: In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, on May 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

3.) MANAGEMENT AND SERVICES AGREEMENTS

The Fund has a management agreement with the Adviser (the "Management Agreement") to furnish investment advisory services to the Fund, consistent with the Fund’s objectives and policies. The Fund will pay the Adviser a monthly management fee based on the Fund's average daily net assets at the annual rate of 1.00%. The Fund also has a services agreement with the Adviser (the "Services Agreement"), under which the Fund pays the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of .50% on assets up to $75 million and .40% on assets in excess of $75 million. Under the Services Agreement, the Adviser provides administrative and supervisory services as well as the services of a Chief Compliance Officer; and assumes all Fund operating expenses other than the management fee, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary or non-recurring expenses. Kevin O'Boyle is the sole shareholder of the Adviser and also serves as a trustee/officer of the Fund.

For the fiscal year ended April 30, 2008, the Adviser earned management fees totaling $696,819, of which $56,065 was still due to the Adviser at April 30, 2008. For the same period the Adviser earned administrative fees of $348,385, of which $28,032 was still due to the Adviser at April 30, 2008.

4.) INVESTMENT TRANSACTIONS

For the fiscal year ended April 30, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $54,972,314 and $51,066,271, respectively. Purchases and sales of U.S. Government obligations aggregated $14,001,537 and $9,100,000, respectively.

At April 30, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

      Appreciation                    (Depreciation)                         Net Appreciation (Depreciation)

       $9,655,342                      ($3,916,326)                                          $5,739,016

The cost of investments, for tax purposes was $61,299,407, including short-term investments.  The difference between book and tax cost represents wash sales.

2008 Annual Report  13

Notes to the Financial Statements - continued

5.) TAX MATTERS

There were distributions paid on December 27, 2007 of which $0.7134 per share was paid from long-term capital gains. The tax character of distributions was as follows:

Distributions paid from:

                                                      Year ended                   Year ended

                                                    April 30, 2008                 April 30, 2007

Ordinary Income:

                $               0

                   $            0

Short-term Capital Gain:

         0

         0

Long-term Capital Gain:

         3,449,342

                     0

       $3,449,342

                  $             0

As of April 30, 2008, the components of distributable earnings on a tax basis were as follows:

        Undistributed long term capital gain

$       138,662

        Unrealized appreciation on investments

                  5,739,016

6.) RELATED PARTY TRANSACTIONS

Kevin C. O’Boyle is the owner and control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management and administrative fees paid to the Adviser by the Fund.

The Trustees who are not interested persons of the Fund received, in aggregate, $12,000 in Trustee fees from the Adviser through the fiscal year ended April 30, 2008.

2008 Annual Report 14

ADDITIONAL INFORMATION

(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On April 4, 2008 the Board of Trustees considered the renewal of the Management Agreement.  In reviewing the Management Agreement, the Board of Trustees received materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the materials provided to the Trustees included information regarding the Fund's performance compared to a group of funds of similar size, style and objective (the "Peer Group"), as well as a larger group of funds categorized by Morningstar as small blend funds.  The Trustees also received performance information for the Dow Jones Wilshire 5000 Index.   The performance data was through the period ended December 31, 2007.  The Trustees noted that the Fund continued to perform well, having generated a 15.82% compounded annual return since inception, compared to 9.10% for the Peer Group, and 12.02% for the Dow Jones Wilshire 5000 Index.  The report also showed that the Fund posted a 12-month total return of 8.44%, whereas the 12-month total returns for the Peer-Group averaged (2.25%) and the 12-month total return for the Dow Jones Wilshire 5000 Index was 5.62%.

As for the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities.  The Adviser reviewed and discussed with the Board the Adviser's ADV and the Code of Ethics certifications, and summarized the information provided to the Board regarding matters such as the Adviser's financial condition and background and investment management experience.  Furthermore, the Board reviewed the Adviser's financial information and discussed the Adviser's ability to meet its obligations under the Management Agreement.

As to the costs of the services to be provided, the Board reviewed the fees under the Management Agreement compared to the Peer Group.  The Fund's expense ratio of 1.50% was higher than its Peer Group's average expense ratio of 1.37%, but within the range of its Peer Group.  The Trustees then reviewed the management fee ratio of the Fund compared its Peer Group and noted that the management fee ratio of 1.00% was above the category average of 0.87%, but within the range of its Peer Group.  The Trustees also noted that the Fund has no front-end load, deferred-load, or 12b-1 expense. The Peer Group's average front-end loads, deferred-loads and 12b-1 expenses were 1.16%, 0.58% and 0.28% respectively. The Trustees concluded that the management fee was reasonable.

The Trustees discussed the Services Agreement between the Trust and the Adviser under which the Adviser is compensated for providing non-advisory services to the Trust and under which it undertakes to pay Trust expenses.  The Board noted that the Adviser has implemented breakpoints in fees payable under the Services Agreement and concluded that the service fee breakpoints would benefit shareholders as the Fund grows.

Next, the independent Trustees met in executive session to discuss the continuation of the Management Agreement.  The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with the performance of the Fund.  They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations.  The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund.  The Board agreed that the fees in the Management Agreement were reasonable.  The Trustees agreed that economies of scale from breakpoints in the services agreement fee will benefit shareholders as the Fund grows.  It was the consensus of the Trustees, including the independent Trustees, that renewal of the Management Agreement would be in the best interests of the Fund.

2008 Annual Report 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of Presidio Fund,

  a Series of the Presidio Funds

We have audited the accompanying statement of assets and liabilities of the Presidio Fund, a Series of the Presidio Funds (the "Fund"), including the schedule of investments, as of April 30, 2008 and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and also the financial highlights for the period May 3, 2005 (commencement of investment operations) through April 30, 2006.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of April 30, 2008, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Presidio Fund, a Series of the Presidio Funds as of April 30, 2008, the results of its operations and changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

June 20, 2008

TRUSTEES AND OFFICERS – Unaudited

The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  Each Trustee serves until the Trustee dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge upon request, by calling 1-800-595-3166. The Trustees and Executive Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Kevin C. O'Boyle(2), Year of Birth: 1964 Rodney Y. Chen, Year of Birth: 1963	President, Secretary, Treasurer, Chief Financial Officer, Chief Compliance Officer, and Trustee Vice President	Since 2005 Since 2005

President of KCO Investments, Inc., a registered investment adviser (2005 - current), private investor (2004 - 2005), Senior Vice President of Aster Investment, Inc., a registered investment adviser (1994 - 2003)

Real estate development, (1996 - current).

				1 N/A	None N/A

Independent Trustees

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Eric Gonzales, Year of Birth: 1967 John McGrath, Year of Birth: 1964 Eric H. Sussman, Year of Birth: 1966	Independent Trustee Independent Trustee Independent Trustee, Chairman of the Board	Since 2005 Since 2005 Since 2005

Chief Executive Officer, Ujogo (2006 - current), General Partner, DCM - Doll Capital Management, (2004 - 2005), Partner, DCM, (2000 - 2004).

Vice President and CFO, Network Equipment Technologies, (2001 -current).

President, Amber Capital, Inc., real estate investments, (1994 -current), Lecturer, UCLA, (1995 -current).

				1 1 1	None Endwave Corporation, Actel Corporation Causeway Capital Management Trust

(1) The address of each trustee and officer is c/o Presidio Fund, 3717 Buchanan Street, Suite 200, San Francisco, CA 94123.

(2) Kevin C. O'Boyle is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

2008 Annual Report 17

Board of Trustees

Eric Gonzales

John McGrath

Kevin O’Boyle

Eric Sussman

Investment Adviser

KCO Investments, Inc.

Counsel

Thompson Hine LLP

Custodian

U.S. Bank, NA

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Registered

Public Accounting Firm

Sanville & Company

This report is provided for the general information of the shareholders of the Presidio Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

PRESIDIO FUNDS

1-800-595-3166

www.presidiofunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Eric Gonzales, John McGrath and Eric Sussman are audit committee financial experts. Mr. Gonzales, Mr. McGrath and Mr. Sussman are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 4/30/08	FYE 4/30/07
Audit Fees	$10,000	$10,000
Audit-Related Fees	$0	$0
Tax Fees	$1,100	$1,100
All Other Fees	$500	$0

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report and meeting attendance.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 4/30/08	FYE 4/30/07
Registrant	$1,600	$1,100
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Presidio Funds

By: /s/ Kevin C. O'Boyle

Kevin C. O'Boyle

President

Date:                   07/07/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kevin C. O'Boyle

Kevin C. O'Boyle

President

Date:                   07/07/08

By: /s/ Kevin C. O'Boyle

Kevin C. O'Boyle

Chief Financial Officer

Date:                   07/07/08